UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2016

DCT INDUSTRIAL TRUST INC.
DCT INDUSTRIAL OPERATING PARTNERSHIP LP
(Exact name of registrant as specified in its charter)

Maryland (DCT Industrial Trust Inc.)	001-33201	82-0538520
Delaware (DCT Industrial Operating Partnership LP	333-195185	82-0538522
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
518 17th Street, Suite 800
Denver, CO 80202
(Address of principal executive offices)
(303) 597-2400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 3, 2016, we issued a press release entitled “DCT INDUSTRIAL TRUST REPORTS THIRD QUARTER 2016 RESULTS” which sets forth disclosure regarding our results of operations for the third quarter ended September 30, 2016. A copy of this press release as well as a copy of the supplemental information referred to in the press release are made available on our website and are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference. This Item 2.02 and the attached exhibits 99.1 and 99.2 are provided under Item 2.02 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission.
DCT Industrial Trust Inc. will hold its third quarter 2016 earnings conference call on Friday, November 4, 2016 at 11:00 a.m. Eastern time.  You may join the conference call through a live Internet webcast via DCT Industrial’s website at http://www.dctindustrial.com by clicking on the webcast link in the Investors section of the website.  Alternatively, you may join the conference call by telephone by dialing (877) 506-6112 or (412) 902-6686.  If you are unable to join the live conference call, you may access the webcast replay on DCT Industrial’s website until November 4, 2017.  A telephone replay will be available through Friday, February 3, 2017 following the call by dialing (877) 344-7529 or (412) 317-0088 and using the passcode 10094066.  Please note that the full text of the press release and supplemental schedules are available through DCT Industrial’s website at http://www.dctindustrial.com.  The information contained on DCT Industrial’s website is not incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
99.1	Press release dated November 3, 2016 and entitled “DCT INDUSTRIAL TRUST REPORTS THIRD QUARTER 2016 RESULTS”
99.2	Supplemental information entitled “DCT INDUSTRIAL THIRD QUARTER 2016 SUPPLEMENTAL REPORTING PACKAGE”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.
November 3, 2016
	By:	/s/ John G. Spiegleman
Name: John G. Spiegleman
Title: Executive Vice President and General Counsel

DCT INDUSTRIAL OPERATING PARTNERSHIP LP By: DCT Industrial Trust Inc., its general partner
November 3, 2016
	By:	/s/ John G. Spiegleman
Name: John G. Spiegleman
Title: Executive Vice President and General Counsel

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